Collaboration Revenue (Tables)	12 Months Ended
Dec. 31, 2018
Collaboration Agreements [Abstract]
Summary of Collaboration Revenue

The following table summarizes the Company’s collaboration revenues for the periods indicated (in thousands). Approximately $5.0 million and $1.0 million of total collaboration revenue represents revenue derived from foreign countries for the years ended December 31, 2018 and 2017, respectively.

	Year Ended December 31,
(Dollars in thousands)	2018	2017
Collaboration Partner – Janssen	$1,232	$4,862
Collaboration Partner – Ultragenyx	6,794	5,639
Collaboration Partner – Takeda	1,137	1,403
Collaboration Partner – CureVac	4,427	—
Other	2,163	1,094
	$15,753	$12,998